               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  September 23, 2002


                       AMR CORPORATION
    (Exact name of registrant as specified in its charter)


       Delaware                   1-8400                 75-1825172
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                     Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas              76155
 (Address of principal executive offices)               (Zip Code)


                     (817) 963-1234
             (Registrant's telephone number)

Item 9.   Regulation FD Disclosure

The Current Report Form 8-K filed earlier today provided an incorrect time for the presentation to the Society of Airlines
Analysts.  The correct time is 7:30 am EDT.

AMR PRESENTING AT SOCIETY OF AIRLINE ANALYSTS

Don Carty, Chairman and CEO of AMR Corporation will be presenting to the Society of Airline Analysts on Wednesday September 25th at approximately 7:30am EDT.

A webcast of his remarks will be made available via the Investor
Relations section of AMR's corporate website at http://www.amrcorp.com . Additionally, a replay of the speech will remain available for at least 7 days following the event.

                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  September 23, 2002